EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

Nortel Networks Limited, a corporation formed under the laws of Canada, along with certain of its subsidiaries whose names appear on the signature page hereto (collectively, the “Assignor”) in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns, transfers, sets over and conveys to Airspan Communications Limited, registered in England (the “Assignee”), all of Assignor’s right, title and interest in those certain agreements referred to in attached Exhibit “A” (subject to required consents to assignment thereof) (the “Agreements”) and the Assumed Liabilities, and Assignee hereby assumes and agrees to discharge when due the Assumed Liabilities, in accordance with and subject to the terms and conditions of the Purchase Agreement, which are incorporated herein by reference and shall be binding upon the parties hereto and their respective successors and assigns. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Purchase and Sale Agreement, dated as of the date hereof, by and between Assignor and Airspan Networks, Inc., a Washington corporation (the “Purchase Agreement”).

This instrument shall be subject in all respects to the Purchase Agreement and shall be construed so as to carry out the intentions of the Buyer and Seller as expressed in the Purchase Agreement. In the event of a conflict between the provisions of this instrument and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall govern, supercede and prevail.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be construed in accordance with and governed by the internal laws (without reference to choice or conflict of laws) of the State of New York.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the      day of December, 2003.

ASSIGNOR:

Nortel Networks Limited

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks Inc.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks U.K. Limited (f/k/a Nortel Networks PLC)

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks de Mexico, S.A. de C.V.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks (Cala) Inc.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks (Polska) sp. z o.o.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Nortel Networks Australia Pty. Ltd.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

ASSIGNEE:

Airpsan Communications Limited

By:
Name:
Title:

The undersigned hereby acknowledges the terms of this Assignment and Assumption Agreement and agrees to cause Airspan Communications Limited to perform its obligations hereunder. Nothing contained in this Agreement shall limit Buyer’s obligations under the Purchase Agreement with respect to the Assumed Liabilities.

Airspan Networks, Inc.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

EXHIBIT “A”

AGREEMENTS

Customer Agreements

Reference to the agreements below includes all exhibits and annexes thereto.

Axtel

Change Order dated December 5, 2003.

Special Agreement dated as of September 30, 2003 between Axtel, S.A. de C.V. and Nortel Networks UK Limited

Amendment Agreement No. 1 to the FWA PLA, dated as of September 15, 2003 among Nortel Networks Limited, Nortel Networks de México, S.A. de C.V. and Axtel, S.A. de C.V.

Purchase and License Agreement for FWA Equipment dated as of February 14, 2003 by and among Nortel Networks Limited and Nortel Networks de México, S.A. de C.V. and Axtel, S.A. de C.V.

Technical Assistance Support Services Agreement for FWA Equipment, dated as of February 14, 2003, between Axtel, S.A. de C.V. and Nortel Networks UK Limited

Technology License Agreement dated as of March 4, 2003 between Nortel Networks Limited and Axtel, S.A. de C.V.

Bell Canada

RFP 46102401 (subject to Nortel Networks Master Bell Canada Supply Agreement—copy not provided)

Warranty Obligations: 36 months for Base station /REM equipment & 15 months for RSS commencing from date of shipment. S/W 90 day warranty. Last shipment May, 2002.

R&R: repair or replace at Nortel Networks’ option. H/W repaired items unexpired warranty or 3 months whichever is the greater. Repair turnaround - for RBS, 48 hours for RSS - 60 days.

Technical Support and Spare Parts must be available until 2008.

Telecom Columbia (Calitel and Capitel)	Summary provided below of relevant obligations from Telecom Association Contracts

El Salvador	Purchase Agreement dated as of March 1, 2000 between Telemóvil El Salvador, S.A. and Nortel Networks (CALA) Inc.

GT&T (Guyana)	Contract Number GUY-000060-04 dated , 2000 between Guyana Telephone and Telegraph Company Limited and Nortel Networks (CALA) Inc.

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Cable Plus (UPC Czech)/Kabel Plus

Amendment No. 1 dated August 22, 2000 to Support Services Agreement dated June 4, 1999 between Nortel Networks PLC and Kabel Plus A.S.

Support Services Agreement for Proximity I Fixed Wireless Access Equipment dated June 4, 1999 between Nortel Networks PLC and Kabel Plus A.S.

Amendment No. 2 dated November 3, 1997 to the Contract Agreement dated September 30, 1996 between Cable Plus a.s. and Nortel Europe S.A.

Contract Agreement dated September 30, 1996 between Cable Plus a.s. and Nortel Europe S.A. (Amendment No. 1)

Contract Agreement dated October 31, 1995 between Cable Plus a.s. and Nortel Europe S.A.

Lanka Bell (Sri Lanka)

Lanka Bell Fixed Wireless Access Network Project Supply Agreement dated October     , 1996 between Lanka Bell (Private) Limited and Northern Telecom (Asia) Limited

Lanka Bell Fixed Wireless Access Network Project Services Agreement dated October     , 1996 between Lanka Bell (Private) Limited and Northern Telecom Singapore Pte. Limited

NETAS (for Turk Telecom)

Manufacturing License Agreement dated July 30, 1999 between Nortel Networks plc and NETAS Northern Electric Telekomunikasyon AS (expired)

Product Supply Agreement dated July 15, 1999 between Nortel Networks plc and NETAS Northern Electric Telekomunikasyon AS (expired)

Wireless Marketing, Sales and Services Agreement between Northern Telecom Limited and NETAS Northern Electric Telekomunikasyon AS dated August 18, 1997 (expired)

Pilicka (Poland)

Equipment Sale Agreement dated August 27, 1998 between Nortel PLC, Pilicka Telefonia S.A., and Nortel Polska Spolka z o. o.

Technical Support Services Agreement No. 0055/03/2001 dated March 15, 2001 by and between Nortel Networks UK Limited and Pilicka Telefonia Sp z o. o

Saddleback

Product Attachment for Proximity I Fixed Wireless Access Products dated February 12, 1999 between Northern Telecom Inc. and Saddleback Communications Company

Network Products Purchase Agreement dated July 24, 1997 between Northern Telecom Inc. and Saddleback Communications Company.

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Sonera (Telecom Finland)

Supplementary Agreement No. 1 dated February 19, 2001 to the Maintenance Agreement dated February 2, 1999 between Nortel Networks plc and Sonera Entrum Oy

Maintenance Agreement between Sonera Corporation and Nortel plc dated February 2, 1999

Variation Agreement dated September 11, 1997 between Nortel plc and Telecom Finland Ltd.

Additional Agreement to Purchase Agreement by and between Telecom Finland Ltd. and Nortel Telecom Europe Limited dated March 30, 1995

Purchase Agreement by and between Telecom Finland Ltd. and Nortel Telecom Europe Limited dated March 29, 1994

Telstra (Australia)	Product Sourcing Agreement (PSA No. 900201) dated April 14, 1997 between Telstra Corporation Limited and Nortel Australia Pty Ltd. for Network Radio Products and Support Services

Telesur (Suriname)	Contract Number SUR-970020-00 dated August 27, 1999 between Nortel (CALA) Inc. and Telecommunicatiebedrijf Suriname

TPSA (Poland)

TP S.A. Purchasing Department (SDH/SD-22/U-8/00)

Nortel Networks (Polska) Sp. z o.o. FOR PERFORMING OF THE SUPPLY, INSTALLATION AND COMMISSIONING OF THE TELECOMMUNICATIONS EQUIPMENT SRDA PROXIMITY II AND SERVICES FOR THE TELECOMMUNICATIONS SUB-REGION ZAMOSĆ

Amendment no. 3 dated December 8, 1998 to Contract PL-011039367/97/0023 dated February 18, 1997 by and between Telekomunikacja Polska S.A. and Nortel Europe S.A.

Amendment no. 2 to Contract PL-011039367/97/0023

Amendment no. 1 to Contract PL-011039367/97/0023

Contract PL-011039367/97/0023 Trial Extension Zamosc/Szczebrzeszyn dated February 18, 1997 by and between Telekomunikacja Polska S.A. and Nortel Europe S.A.

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

CALITEL & CAPITEL FWA OBLIGATIONS

	Time Span		R&R
	Contract Effective Date	Ending Date	Warranty Expiration	Spares Availability Period
CAPITEL	Dec. 27, 1995	Dec. 27, 2001	December 2004 (5 years from equipment installation)	For equipment life span at prevailing market price to be quoted (December 2014)

CALITEL	June 5, 1997	October 5, 2003	October 5, 2008 (5 years counted from contract ending date)	For equipment life span at prevailing market price to be quoted (December 2014)

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

Leases, Vendor Agreements, and Other Agreements Related to the Products to be Assigned

1.	Agreement for the Supply of Services (Professional Services—Multiple Assignments) dated July 1, 1999 between Nortel Networks PLC and Syntech SW Limited.

2.	Agreement for the Supply of Services (Professional Services—Multiple Assignments) dated July 1, 1999 between Nortel Networks PLC and Syn-App-Sys, amended by Amendment 1 dated July 1, 1999.

3.	Application Specific Integrated Circuit (“ASIC”) Discontinued Products Inventory and Supply Agreement No. ASICLTB03051 between Philips Semiconductors, Inc. and Nortel Networks dated May 12, 2003.